Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Alico, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2020, as filed with the Securities and Exchange Commission on May 11, 2020, (the “Form 10-Q”), I, Richard Rallo, Senior Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2020	By:	/s/ Richard Rallo
Richard Rallo
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)